                                                                   EXHIBIT 99.1



                                JOINT FILING AGREEMENT

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                                   NXS I, L.L.C.

                                   By KKR 1996 Fund L.P.
                                    as Member

                                   By KKR ASSOCIATES 1996 L.P.,
                                    as General Partner

                                   By KKR 1996 GP LLC,
                                    as General Partner

                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson, Member

                                   KKR 1996 Fund L.P.

                                   By KKR ASSOCIATES 1996 L.P.,
                                    as General Partner

                                   By KKR 1996 GP LLC,
                                    as General Partner

                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson, Member

                                   KKR 1996 GP LLC

                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson, Member

                                   KKR PARTNERS II, L.P.

                                   By KKR ASSOCIATES L.P.,
                                    as General Partner

                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson,
                                        General Partner

                                   KKR ASSOCIATES L.P.


                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson,
                                        General Partner

                                   NXS ASSOCIATES, L.P.

                                   By KKR ASSOCIATES (NXS) L.P.,
                                    as General Partner

                                   By KKR-NXS L.L.C.,
                                    as General Partner


                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson, Member

                                   KKR ASSOCIATES (NXS) L.P.

                                   By KKR-NXS L.L.C.,
                                    as General Partner


                                   By: /s/ Salvatore J. Badalamenti
                                      -----------------------------
                                       Attorney in fact for
                                       Michael W. Michelson, Member








DATED:  May 27, 1997